UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 2402

John Hancock Sovereign Bond Fund

(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Bond Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Bond Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
36	Financial statements
40	Financial highlights
47	Notes to financial statements
55	Auditor's report
56	Tax information
57	Trustees and Officers
61	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays Government/Credit Bond Index
Morningstar intermediate term bond fund category average
3.02
2.92
2.31
4.99
2.18
2.76
6.36
4.14
4.22
5.98
4.58
4.36
1 year
3 year
5 year
10 year

The Barclays Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds had mixed results

Slow global growth helped the performance of higher-quality, rate-sensitive asset classes, but high-yield bonds and market segments exposed to falling oil prices lagged.

The fund slightly outperformed its benchmark

Strong security selection and effective yield curve positioning helped fund performance.

Two factors dampened performance

The fund's duration positioning and its allocation to energy issuers within the high-yield space detracted from its 12-month results.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments diversified across sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives could produce disproportionate gains or losses and may increase costs. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past 12 months?

The U.S. investment-grade bond market delivered a positive return of 2.92% during the past year, as gauged by the fund's benchmark, the Barclays Government/Credit Bond Index. Given that bond yields fell in the period (as prices rose), market segments most sensitive to movements in interest rates—including government bonds and longer-term debt—generated the best performance. The primary reason for the downtrend in yields was the backdrop of low inflation, slow global growth, and the benign U.S. Federal Reserve (Fed) policy that characterized the first half of the reporting period.

At the same time, areas of the market with a higher sensitivity to energy prices lagged due to the sharp decline in the price of oil late in 2014. This resulted in pressure on the high-yield market, particularly among energy and energy-related issuers. Emerging-market debt also lagged due to the weakness in the price of oil and other commodities. In addition, the asset class was negatively impacted by concerns about slowing economic growth and volatile currency market performance.

Mortgage-backed securities closed the 12-month period with a gain, thanks to both the broader decline in interest rates and homeowners' slow pace of mortgage refinancings. Corporate bonds also posted a positive return, but the asset class finished behind the overall bond market due to its underperformance in the final month of the fund's fiscal year.

How did the fund's duration and yield curve positioning impact performance?

We positioned the fund in anticipation of a flattening yield curve (outperformance for longer-term bonds relative to intermediate-term debt). We accomplished this by reducing exposure to five- and ten-year bonds in favor of longer-dated securities. This aspect of the fund's positioning made a strong contribution through the end of February, but the positive impact waned once longer-term yields began to rise from March onward. The fund remained geared toward a flatter yield curve at

"The fund remained focused on market segments that offer a yield advantage over U.S. Treasuries..."
the close of the period, as we expect the likelihood that the Fed will raise interest rates before the end of 2015 could lead to a further flattening of the curve.

While this yield curve positioning added value, the fund lost some performance by maintaining a duration (interest-rate sensitivity) below that of the benchmark. This positioning reflected our view that U.S. Treasury yields would gradually move higher over the longer term. Since yields in fact fell during the past year, the fund's defensive posture detracted from performance.

How is the fund positioned among the various sectors of the bond market?

The fund remained focused on market segments that offer a yield advantage over U.S. Treasuries, such as corporate bonds, high-yield bonds, asset-backed securities (ABS), and the international

QUALITY COMPOSITION AS OF 5/31/15 (%)

"We took steps to reduce credit risk in the fund throughout the course of the year."
markets. We believe that the higher yields available in these areas remain advantageous in the low-rate environment. What's more, they tend to benefit from the type of gradual economic growth that has been in place for the past several years. We have funded these positions by holding an underweight in U.S. Treasuries, where yields are lower and interest-rate sensitivity is generally higher.

In the investment-grade corporate segment, our security selection had a positive impact on performance. Our overweight allocation to financials, which outperformed the industrials and utilities sectors during the period, helped the fund generate favorable relative returns within its corporate bond allocation. Financials face tighter regulation regarding capital requirements and permissible leverage than companies in other sectors, which we believe has created a more favorable trade-off of risk and return in the group. We continue to find attractive opportunities in the corporate space, and it remained the fund's largest allocation at period end. Positions in certain ABS that outperformed the broader market were also helpful to performance.

The fund's allocation to high-yield was a modest detractor, as the asset class lagged the investment-grade bond market during the period. In addition, the fund holds positions in a handful of energy producers whose bonds fell sharply in the sell-off of late 2014. While these positions weren't large, the extent of the downturn had a negative impact on the fund's 12-month performance.

The fund also holds a small position in the emerging markets debt. Here, we focus on corporate bonds that we believe offer a compelling opportunity relative to the associated risks, and whose underlying businesses are experiencing positive trends. Although this approach has worked well over time, emerging market corporates underperformed the U.S. bond market due to heightened investor caution regarding economic growth in the developing world.

What is your overall view of the bond market, and how was that reflected in the fund's positioning?

We took steps to reduce credit risk in the fund throughout the course of the year. We lowered the fund's weighting in corporate bonds by selling positions where we no longer saw a favorable trade-off of risk and return. We redeployed the majority of the proceeds of these sales into ABS, where we found a large representation of bonds with the combination of attractive yields, high credit ratings, and short maturity structures that satisfy our yield curve outlook. As a result, our decision to increase the weighting in ABS enabled us to boost the fund's overall credit quality without sacrificing a significant amount of yield. We believe that searching for this type of value, rather than trying to reach for yield in lower-rated securities, is the prudent course at this stage of the credit cycle.

The fund is also positioned somewhat defensively with respect to its duration. At the close of the fiscal year, the fund's duration stood at 5.2 years, which compares with 6.2 years for the benchmark. This isn't a significant part of our overall strategy, however, as individual security selection is our primary emphasis. With that said, the fund holds a meaningful position in floating-rate securities, primarily mortgage-backed securities that hold adjustable-rate loans. These investments can benefit if interest rates begin to move higher, and we believe they provide an element of diversification to the fund.

Given the backdrop of low prevailing yields and the likelihood that Fed policy will begin to play a greater role in bond market performance, we believe that individual security selection will become increasingly important in the months and years ahead. In this environment, we believe our active, research-based approach can continue to add value for the fund.

MANAGED BY

Howard C. Greene, CFA On the fund since 2002 Investing since 1979
Jeffrey N. Given, CFA On the fund since 2006 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-15	as of 5-31-15
Class A	-1.11	5.48	5.54	30.60	71.50	2.58	2.52
Class B	-2.63	5.29	5.38	29.42	68.96	1.98	1.92
Class C	1.32	5.61	5.24	31.41	66.64	1.99	1.93
Class I2	3.35	6.76	6.40	38.69	85.99	3.00	2.95
Class R2[2,3]	2.97	6.38	5.97	36.22	78.62	2.53	2.47
Class R4[2,3]	3.09	6.47	6.12	36.85	81.15	2.93	2.78
Class R6[2,3]	3.45	6.86	6.48	39.35	87.33	3.10	3.02
Index†	2.92	4.14	4.58	22.52	56.52	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4*	Class R6
Gross (%)	0.98	1.68	1.68	0.66	1.06	0.91	0.56
Net (%)	0.93	1.63	1.63	0.61	1.01	0.76	0.49

*Expenses have been estimated for the fund's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays Government/Credit Bond Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays Government/Credit Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-05	16,896	16,896	15,652
Class C4	5-31-05	16,664	16,664	15,652
Class I2,3	5-31-05	18,599	18,599	15,652
Class R2[2,3]	5-31-05	17,862	17,862	15,652
Class R4[2,3]	5-31-05	18,115	18,115	15,652
Class R6[2,3]	5-31-05	18,733	18,733	15,652

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R6 shares were first offered 9-1-11; Class R2 shares were first offered 3-1-12; Class R4 shares were first offered 3-27-15. Returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6, Class R2, and Class R4 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,013.20	$4.42	0.88%
Class B	1,000.00	1,010.30	7.92	1.58%
Class C	1,000.00	1,009.70	7.92	1.58%
Class I	1,000.00	1,014.80	2.81	0.56%
Class R2	1,000.00	1,013.10	4.62	0.92%
Class R4[2]	1,000.00	1,001.80	1.14	0.64%
Class R6	1,000.00	1,015.90	2.31	0.46%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,020.50	$4.43	0.88%
Class B	1,000.00	1,017.10	7.95	1.58%
Class C	1,000.00	1,017.10	7.95	1.58%
Class I	1,000.00	1,022.30	2.82	0.56%
Class R2	1,000.00	1,020.30	4.63	0.92%
Class R4	1,000.00	1,021.70	3.23	0.64%
Class R6	1,000.00	1,022.60	2.32	0.46%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
2	The inception date for Class R4 shares is 3-27-15. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period).

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 41.8%				$1,229,999,391
(Cost $1,204,649,420)
Consumer discretionary 4.8%				140,160,038
Auto components 0.7%
Dana Holding Corp.	6.000	09-15-23	3,905,000	4,129,538
Delphi Corp.	5.000	02-15-23	9,060,000	9,756,488
Stackpole International Intermediate Company SA (S)	7.750	10-15-21	2,420,000	2,410,925
ZF North America Capital, Inc. (S)	4.750	04-29-25	2,840,000	2,843,550
Automobiles 1.5%
Fiat Chrysler Automobiles NV (S)	5.250	04-15-23	2,310,000	2,321,550
Ford Motor Company	4.750	01-15-43	1,415,000	1,432,689
Ford Motor Credit Company LLC	5.875	08-02-21	16,540,000	19,155,983
General Motors Company	4.875	10-02-23	3,720,000	3,957,176
General Motors Company	6.250	10-02-43	3,570,000	4,111,266
General Motors Financial Company, Inc.	3.450	04-10-22	4,390,000	4,317,951
General Motors Financial Company, Inc.	4.000	01-15-25	5,225,000	5,180,363
General Motors Financial Company, Inc.	4.375	09-25-21	3,030,000	3,155,818
Hotels, restaurants and leisure 0.5%
Boyd Gaming Corp.	6.875	05-15-23	2,440,000	2,482,700
CCM Merger, Inc. (S)	9.125	05-01-19	2,540,000	2,755,900
International Game Technology PLC (S)	6.500	02-15-25	2,115,000	1,982,813
MGM Resorts International	6.000	03-15-23	4,440,000	4,600,950
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	2,289,000	2,472,120
Waterford Gaming LLC (H)(S)	8.625	09-15-49	372,111	0
Household durables 0.1%
Argos Merger Sub, Inc. (S)	7.125	03-15-23	1,165,000	1,234,900
Harman International Industries, Inc.	4.150	05-15-25	1,775,000	1,790,847
Internet and catalog retail 0.5%
Amazon.com, Inc.	4.950	12-05-44	5,295,000	5,394,689
QVC, Inc.	4.375	03-15-23	3,880,000	3,899,377
QVC, Inc.	5.125	07-02-22	1,840,000	1,927,411
QVC, Inc.	5.450	08-15-34	3,005,000	2,864,270
Media 0.6%
21st Century Fox America, Inc.	6.150	03-01-37	1,330,000	1,597,178
21st Century Fox America, Inc.	6.400	12-15-35	1,735,000	2,160,030
Altice Financing SA (S)	6.500	01-15-22	1,485,000	1,525,838
Altice Financing SA (S)	6.625	02-15-23	1,890,000	1,958,513
AMC Entertainment, Inc.	5.875	02-15-22	3,745,000	3,904,163
Scripps Networks Interactive, Inc. (C)	3.950	06-15-25	3,925,000	3,935,209
Time Warner Cable, Inc.	8.250	04-01-19	3,290,000	3,898,755

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.3%
Family Tree Escrow LLC (S)	5.750	03-01-23	2,645,000	$2,787,169
Macy's Retail Holdings, Inc.	7.875	08-15-36	3,420,000	3,672,129
Tops Holding II Corp.	8.750	06-15-18	1,680,000	1,680,000
Specialty retail 0.5%
AutoNation, Inc.	5.500	02-01-20	5,364,000	5,873,580
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	4,075,000	3,891,625
L Brands, Inc.	6.625	04-01-21	4,975,000	5,621,750
Textiles, apparel and luxury goods 0.1%
Hot Topic, Inc. (S)	9.250	06-15-21	3,210,000	3,474,825
Consumer staples 1.2%				34,429,707
Beverages 0.2%
Constellation Brands, Inc.	4.250	05-01-23	3,025,000	3,055,250
Constellation Brands, Inc.	4.750	11-15-24	1,950,000	2,020,688
Food and staples retailing 0.2%
Rite Aid Corp. (S)	6.125	04-01-23	635,000	660,400
Tops Holding Corp.	8.875	12-15-17	1,475,000	1,545,063
Tops Holding LLC (S)	8.000	06-15-22	4,225,000	4,225,000
Food products 0.3%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	2,286,000	2,789,633
HJ Heinz Company (S)	4.875	02-15-25	4,370,000	4,708,675
Household products 0.1%
HRG Group, Inc.	7.875	07-15-19	2,805,000	2,970,495
Personal products 0.1%
Prestige Brands, Inc. (S)	5.375	12-15-21	1,690,000	1,717,378
Revlon Consumer Products Corp.	5.750	02-15-21	2,600,000	2,606,500
Tobacco 0.3%
Alliance One International, Inc.	9.875	07-15-21	6,275,000	5,459,250
Vector Group, Ltd.	7.750	02-15-21	2,485,000	2,671,375
Energy 4.9%				145,477,250
Energy equipment and services 0.4%
Nostrum Oil & Gas Finance BV (S)	6.375	02-14-19	2,500,000	2,362,500
RKI Exploration & Production LLC (S)	8.500	08-01-21	1,875,000	1,865,625
Rowan Companies, Inc.	4.875	06-01-22	2,570,000	2,559,021
Teine Energy, Ltd. (S)	6.875	09-30-22	1,805,000	1,773,413
TerraForm Power Operating LLC (S)	5.875	02-01-23	2,955,000	3,051,038
Oil, gas and consumable fuels 4.5%
California Resources Corp.	5.500	09-15-21	1,955,000	1,852,363
California Resources Corp.	6.000	11-15-24	5,510,000	5,069,200
Chesapeake Energy Corp.	5.750	03-15-23	4,735,000	4,675,813
Cimarex Energy Company	4.375	06-01-24	5,085,000	5,208,947

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
CNOOC Finance 2013, Ltd.	3.000	05-09-23	4,540,000	$4,378,381
Continental Resources, Inc.	5.000	09-15-22	7,935,000	7,915,163
CSI Compressco LP (S)	7.250	08-15-22	1,730,000	1,643,500
DCP Midstream LLC (S)	9.750	03-15-19	3,710,000	4,323,538
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	2,990,000	2,481,700
DCP Midstream Operating LP	3.875	03-15-23	1,945,000	1,856,215
Ecopetrol SA	5.875	09-18-23	1,300,000	1,396,850
Energy Transfer Partners LP	5.150	03-15-45	3,445,000	3,217,189
Energy Transfer Partners LP	9.700	03-15-19	2,525,000	3,127,553
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.778%)	7.000	06-01-67	4,735,000	4,770,513
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	3,835,000	4,045,925
EP Energy LLC	7.750	09-01-22	1,800,000	1,890,000
EV Energy Partners LP	8.000	04-15-19	2,470,000	2,383,550
Freeport-McMoran Oil & Gas LLC	6.750	02-01-22	4,122,000	4,389,930
Freeport-McMoran Oil & Gas LLC	6.875	02-15-23	1,069,000	1,147,839
FTS International, Inc.	6.250	05-01-22	1,240,000	988,900
Jones Energy Holdings LLC	6.750	04-01-22	1,095,000	1,082,681
Kerr-McGee Corp.	6.950	07-01-24	2,930,000	3,646,177
Kinder Morgan Energy Partners LP	7.750	03-15-32	1,795,000	2,126,061
Kinder Morgan, Inc.	5.550	06-01-45	3,700,000	3,616,151
Kosmos Energy, Ltd. (S)	7.875	08-01-21	1,570,000	1,542,525
Lukoil International Finance BV (S)	3.416	04-24-18	4,925,000	4,728,000
MarkWest Energy Partners LP	4.875	12-01-24	1,565,000	1,580,650
MarkWest Energy Partners LP	6.500	08-15-21	2,659,000	2,851,778
MPLX LP	4.000	02-15-25	1,425,000	1,422,890
Newfield Exploration Company	5.750	01-30-22	2,670,000	2,816,850
Pacific Rubiales Energy Corp. (S)	5.125	03-28-23	1,920,000	1,545,600
Pacific Rubiales Energy Corp. (S)	5.375	01-26-19	2,475,000	2,236,781
Petroleos Mexicanos (S)	4.250	01-15-25	1,445,000	1,437,053
Petroleos Mexicanos	4.875	01-24-22	2,125,000	2,233,375
Regency Energy Partners LP	5.000	10-01-22	930,000	972,408
Regency Energy Partners LP	5.500	04-15-23	4,785,000	4,952,475
Regency Energy Partners LP	5.875	03-01-22	855,000	936,225
Shell International Finance BV	4.375	05-11-45	7,580,000	7,715,303
Summit Midstream Holdings LLC	7.500	07-01-21	1,565,000	1,635,425
Tullow Oil PLC (S)	6.000	11-01-20	1,550,000	1,422,125
Tullow Oil PLC (S)	6.250	04-15-22	1,720,000	1,569,500
Whiting Petroleum Corp. (S)	6.250	04-01-23	2,665,000	2,731,625
Williams Partners LP	4.875	05-15-23	2,190,000	2,236,538
Williams Partners LP	4.875	03-15-24	6,905,000	7,008,575

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Energy (continued)
Oil, gas and consumable fuels (continued)
WPX Energy, Inc.	5.250	09-15-24		910,000	$864,500
WPX Energy, Inc.	6.000	01-15-22		2,175,000	2,191,313
Financials 16.7%					490,592,404
Banks 6.5%
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year U.S. Treasury + 4.398%) (Q)(S)	6.250	04-15-24		3,300,000	2,409,000
Banco Santander Brasil SA (S)	8.000	03-18-16	BRL	4,600,000	1,371,497
Bank of America Corp.	3.300	01-11-23		2,980,000	2,980,340
Bank of America Corp.	3.950	04-21-25		1,395,000	1,379,432
Bank of America Corp.	4.200	08-26-24		3,125,000	3,168,353
Bank of America Corp.	4.250	10-22-26		3,560,000	3,574,895
Bank of America Corp.	5.000	05-13-21		5,165,000	5,750,034
Bank of America Corp.	6.875	04-25-18		5,715,000	6,508,413
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)	6.250	09-05-24		4,575,000	4,660,781
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18		4,275,000	4,552,875
Barclays Bank PLC (S)	10.179	06-12-21		4,620,000	6,206,808
BPCE SA (S)	4.500	03-15-25		4,360,000	4,326,380
BPCE SA (S)	5.700	10-22-23		4,440,000	4,817,569
Commerzbank AG (S)	8.125	09-19-23		5,575,000	6,659,561
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)	6.625	09-23-19		4,300,000	4,310,750
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24		4,840,000	5,151,773
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33		3,300,000	3,702,930
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23		3,665,000	3,463,425
HBOS PLC (S)	6.000	11-01-33		3,820,000	4,294,918
HBOS PLC (S)	6.750	05-21-18		8,130,000	9,067,478
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)	6.375	09-17-24		1,455,000	1,495,013
ING Bank NV (S)	5.800	09-25-23		4,779,000	5,386,191
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25		1,385,000	1,384,134
JPMorgan Chase & Co.	4.625	05-10-21		10,440,000	11,489,690
JPMorgan Chase & Co. (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)	5.000	07-01-19		4,515,000	4,452,919
JPMorgan Chase & Co. (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23		3,705,000	3,619,322
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24		7,335,000	7,995,150

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)	7.900	04-30-18	6,115,000	$6,521,648
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	3,480,000	3,701,850
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%)	5.629	12-01-21	5,215,000	5,410,563
Mizuho Financial Group Cayman 3, Ltd. (S)	4.600	03-27-24	3,275,000	3,467,563
Rabobank Nederland NV	3.875	02-08-22	3,931,000	4,179,836
Rabobank Nederland NV (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	5,392,000	6,901,760
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	3,000,000	3,191,250
Synovus Financial Corp.	7.875	02-15-19	1,600,000	1,808,000
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	3,765,000	3,661,463
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	4,580,000	5,100,975
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	3,440,000	3,616,300
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	6,945,000	7,153,350
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	7,937,000	8,730,700
Wells Fargo Bank NA	5.850	02-01-37	3,035,000	3,718,552
Capital markets 2.8%
Ares Capital Corp.	3.875	01-15-20	4,425,000	4,497,420
Credit Suisse Group AG (7.500% to 12-11-23, then 5 Year U.S. Swap Rate + 4.598%) (Q)(S)	7.500	12-11-23	2,975,000	3,164,656
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)	5.250	05-30-25	3,154,515	3,343,786
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	1,653,705	1,765,330
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)	5.125	11-30-24	2,893,221	3,073,469
FS Investment Corp.	4.000	07-15-19	4,140,000	4,228,828
Jefferies Group LLC	6.875	04-15-21	5,310,000	6,121,681
Jefferies Group LLC	8.500	07-15-19	2,205,000	2,644,662
Morgan Stanley	4.100	05-22-23	7,060,000	7,239,592
Morgan Stanley	4.300	01-27-45	2,150,000	2,073,505
Morgan Stanley	5.500	01-26-20	4,195,000	4,733,793
Morgan Stanley	5.550	04-27-17	2,480,000	2,671,674
Morgan Stanley	7.300	05-13-19	8,285,000	9,817,452
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	3,345,000	3,357,544
Stifel Financial Corp.	4.250	07-18-24	3,300,000	3,312,774

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
The Bear Stearns Companies LLC	7.250	02-01-18	3,080,000	$3,517,603
The Goldman Sachs Group, Inc.	5.250	07-27-21	12,015,000	13,550,637
The Goldman Sachs Group, Inc.	5.750	01-24-22	1,775,000	2,044,047
Consumer finance 1.3%
Ally Financial, Inc.	5.125	09-30-24	6,670,000	6,820,075
Capital One Financial Corp.	2.450	04-24-19	4,125,000	4,162,340
Capital One Financial Corp. (5.550% to 06-01-2020, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	3,710,000	3,714,638
Credit Acceptance Corp.	6.125	02-15-21	4,280,000	4,333,500
Credito Real SAB de CV (S)	7.500	03-13-19	4,135,000	4,391,370
Discover Financial Services	3.950	11-06-24	4,170,000	4,184,979
Discover Financial Services	5.200	04-27-22	4,760,000	5,207,021
Enova International, Inc.	9.750	06-01-21	4,270,000	4,120,550
Diversified financial services 1.5%
General Electric Capital Corp. (P)	0.754	08-15-36	3,180,000	2,884,699
General Electric Capital Corp.	4.375	09-16-20	2,640,000	2,920,014
General Electric Capital Corp.	5.550	05-04-20	5,315,000	6,159,383
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22	4,820,000	5,627,350
Leucadia National Corp.	5.500	10-18-23	5,540,000	5,742,958
McGraw Hill Financial, Inc. (S)	4.000	06-15-25	2,255,000	2,277,239
Nationstar Mortgage LLC	6.500	07-01-21	3,290,000	3,162,513
Nationstar Mortgage LLC	7.875	10-01-20	3,343,000	3,393,145
Nationstar Mortgage LLC	9.625	05-01-19	1,785,000	1,901,025
NewStar Financial, Inc. (S)	7.250	05-01-20	3,610,000	3,691,225
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	6,450,000	6,691,875
Insurance 1.9%
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,570,000	1,660,011
Assured Guaranty US Holdings, Inc.	5.000	07-01-24	5,110,000	5,400,744
AXA SA	8.600	12-15-30	1,695,000	2,351,813
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	1,575,000	1,751,211
CNA Financial Corp.	7.250	11-15-23	2,320,000	2,837,042
CNO Financial Group, Inc.	5.250	05-30-25	1,070,000	1,110,125
Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.6025%)	8.125	06-15-68	4,630,000	5,220,325
Liberty Mutual Group, Inc. (7.800% to 03-15-2037, then 3 month LIBOR +3.576%) (S)	7.800	03-07-87	3,800,000	4,607,500
MetLife, Inc.	6.400	12-15-66	3,130,000	3,577,590
Nippon Life Insurance Company (5.000% to 10-18-22, then 3 month LIBOR + 4.240%) (S)	5.000	10-18-42	1,795,000	1,916,163

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	3,450,000	$3,682,875
Pacific LifeCorp. (S)	6.000	02-10-20	1,775,000	2,020,165
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	760,000	764,750
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,223,000	1,317,171
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)	7.506	06-30-17	6,770,000	7,108,500
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	5,200,000	6,871,810
USI, Inc. (S)	7.750	01-15-21	2,585,000	2,636,700
XLIT, Ltd.	4.450	03-31-25	1,190,000	1,197,667
Real estate investment trusts 2.5%
American Tower Corp.	3.400	02-15-19	2,350,000	2,425,014
American Tower Corp.	4.700	03-15-22	2,970,000	3,139,649
ARC Properties Operating Partnership LP	4.600	02-06-24	5,090,000	5,039,100
AvalonBay Communities, Inc.	3.450	06-01-25	3,000,000	3,030,249
Corrections Corp. of America	4.625	05-01-23	2,615,000	2,608,463
Crown Castle Towers LLC (S)	4.883	08-15-40	3,660,000	3,998,356
Crown Castle Towers LLC (S)	6.113	01-15-40	5,659,000	6,493,108
DDR Corp.	7.500	04-01-17	5,360,000	5,912,235
Education Realty Operating Partnership LP	4.600	12-01-24	3,100,000	3,149,637
Goodman Funding Pty, Ltd. (S)	6.375	04-15-21	3,220,000	3,719,503
Health Care REIT, Inc.	4.950	01-15-21	1,820,000	2,014,995
Highwoods Realty LP	5.850	03-15-17	3,130,000	3,366,769
Iron Mountain, Inc.	5.750	08-15-24	3,810,000	3,905,250
Iron Mountain, Inc.	6.000	08-15-23	3,715,000	3,937,900
iStar Financial, Inc.	5.000	07-01-19	980,000	968,975
MPT Operating Partnership LP	6.375	02-15-22	2,515,000	2,716,200
MPT Operating Partnership LP	6.875	05-01-21	1,835,000	1,965,744
Omega Healthcare Investors, Inc. (S)	4.500	01-15-25	2,865,000	2,862,880
Omega Healthcare Investors, Inc.	4.950	04-01-24	3,205,000	3,341,334
USB Realty Corp. (P)(Q)(S)	1.422	01-15-17	2,900,000	2,649,875
Ventas Realty LP	3.750	05-01-24	1,795,000	1,812,501
Ventas Realty LP	4.750	06-01-21	5,095,000	5,590,412
Real estate management and development 0.1%
NANA Development Corp. (S)	9.500	03-15-19	1,685,000	1,600,750
Thrifts and mortgage finance 0.1%
Quicken Loans, Inc. (S)	5.750	05-01-25	2,840,000	2,843,550
Stearns Holdings, Inc. (S)	9.375	08-15-20	1,580,000	1,580,000

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care 2.0%				$59,366,186
Health care equipment and supplies 0.4%
Alere, Inc.	7.250	07-01-18	2,065,000	2,191,481
Medtronic, Inc. (S)	4.625	03-15-45	4,720,000	4,896,108
Zimmer Holdings, Inc.	3.550	04-01-25	4,200,000	4,138,727
Health care providers and services 0.6%
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	1,650,000	1,658,250
HCA, Inc.	5.250	04-15-25	3,690,000	3,917,858
HCA, Inc.	7.500	02-15-22	2,885,000	3,375,450
Medco Health Solutions, Inc.	7.125	03-15-18	2,575,000	2,945,136
Select Medical Corp.	6.375	06-01-21	2,955,000	2,969,775
WellCare Health Plans, Inc.	5.750	11-15-20	3,195,000	3,360,741
Pharmaceuticals 1.0%
AbbVie, Inc.	3.600	05-14-25	5,600,000	5,632,967
Actavis Funding SCS	3.800	03-15-25	3,270,000	3,286,095
Endo Finance LLC (S)	6.000	02-01-25	1,340,000	1,356,750
Endo Finance LLC (S)	7.250	01-15-22	3,020,000	3,208,750
Mallinckrodt International Finance SA (S)	5.500	04-15-25	660,000	663,795
Mallinckrodt International Finance SA (S)	5.750	08-01-22	2,725,000	2,854,438
Mylan, Inc. (S)	7.875	07-15-20	3,900,000	4,085,289
Quintiles Transnational Corp. (S)	4.875	05-15-23	1,170,000	1,187,550
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	1,025,000	1,045,500
Valeant Pharmaceuticals International, Inc. (S)	5.625	12-01-21	1,860,000	1,929,750
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25	2,733,000	2,845,736
Valeant Pharmaceuticals International, Inc. (S)	7.500	07-15-21	1,660,000	1,816,040
Industrials 5.8%				171,985,871
Aerospace and defense 1.0%
Embraer Overseas, Ltd. (S)	5.696	09-16-23	1,548,000	1,656,360
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	3,490,000	3,629,600
Huntington Ingalls Industries, Inc.	7.125	03-15-21	2,550,000	2,728,500
Lockheed Martin Corp.	2.900	03-01-25	6,297,000	6,192,627
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	9,550,000	8,439,813
Textron, Inc.	3.875	03-01-25	2,155,000	2,190,476
Textron, Inc.	5.600	12-01-17	2,195,000	2,392,943
Textron, Inc.	7.250	10-01-19	2,110,000	2,497,569
Airlines 2.3%
America West Airlines 2000-1 Pass Through Trust	8.057	01-02-22	488,458	559,285
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	5,922,722	6,366,926
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	4,038,852	4,341,766
American Airlines 2013-2 Class B Pass Through Trust (S)	5.600	01-15-22	1,130,008	1,178,033
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	6,120,000	6,058,800

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Airlines (continued)
British Airways PLC 2013-1 Class A Pass Through Trust (S)	4.625	06-20-24		6,870,389	$7,351,317
British Airways PLC 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21		1,891,280	2,004,757
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19		1,021,679	1,076,543
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	03-15-19		228,963	237,389
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20		868,440	942,258
Continental Airlines 2000-2 Class B Pass Through Trust	8.307	10-02-19		169,459	184,287
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23		3,597,871	4,047,605
Continental Airlines 2012-1 Class B Pass Through Trust	6.250	10-11-21		1,104,253	1,181,551
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24		3,872,403	4,491,987
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	02-10-24		5,290,597	6,210,103
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20		770,029	841,256
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20		1,206,014	1,305,510
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21		2,293,469	2,628,774
UAL 2009-1 Pass Through Trust	10.400	05-01-18		228,110	250,921
UAL 2009-2A Pass Through Trust	9.750	07-15-18		1,018,613	1,112,834
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28		3,950,000	4,038,875
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24		5,240,000	5,390,650
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24		3,375,029	3,788,470
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26		1,168,159	1,320,020
US Airways 2012-1 Class C Pass Through Trust	9.125	10-01-15		606,424	618,553
Building products 0.3%
Masco Corp.	4.450	04-01-25		1,330,000	1,364,913
Masco Corp.	7.125	03-15-20		2,380,000	2,813,160
Owens Corning	4.200	12-15-22		4,295,000	4,410,969
Commercial services and supplies 0.1%
Casella Waste Systems, Inc.	7.750	02-15-19		2,610,000	2,681,775
Safway Group Holding LLC (S)	7.000	05-15-18		1,225,000	1,255,625
Construction and engineering 0.1%
Tutor Perini Corp.	7.625	11-01-18		3,640,000	3,767,400
Electrical equipment 0.0%
EnerSys (S)	5.000	04-30-23		995,000	1,007,438
Industrial conglomerates 0.3%
Odebrecht Finance, Ltd. (S)	7.125	06-26-42		2,585,000	2,381,431
Odebrecht Finance, Ltd. (Q)(S)	7.500	09-14-15		970,000	897,250
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,850,000	708,005

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Industrial conglomerates (continued)
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.625	10-01-23	854,100	$762,711
Tenedora Nemak SA de CV (S)	5.500	02-28-23	2,780,000	2,932,066
Machinery 0.2%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	1,425,000	1,467,750
SPL Logistics Escrow LLC (S)	8.875	08-01-20	1,751,000	1,864,815
Trinity Industries, Inc.	4.550	10-01-24	3,540,000	3,456,198
Marine 0.1%
Global Ship Lease, Inc. (S)	10.000	04-01-19	1,300,000	1,374,750
Navios South American Logistics, Inc. (S)	7.250	05-01-22	2,585,000	2,500,988
Road and rail 0.2%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	5,895,000	5,824,449
Trading companies and distributors 1.1%
Ahern Rentals, Inc. (S)	7.375	05-15-23	4,135,000	4,145,338
Air Lease Corp.	3.375	01-15-19	3,760,000	3,854,000
Air Lease Corp.	3.875	04-01-21	2,320,000	2,389,600
Air Lease Corp.	4.750	03-01-20	2,105,000	2,247,088
Air Lease Corp.	5.625	04-01-17	1,780,000	1,900,150
Aircastle, Ltd.	5.500	02-15-22	2,130,000	2,252,475
Aircastle, Ltd.	6.250	12-01-19	1,745,000	1,921,681
Aircastle, Ltd.	7.625	04-15-20	1,370,000	1,585,775
Ashtead Capital, Inc. (S)	5.625	10-01-24	1,605,000	1,673,213
International Lease Finance Corp. (S)	7.125	09-01-18	2,700,000	3,037,500
United Rentals North America, Inc.	5.500	07-15-25	2,545,000	2,535,456
United Rentals North America, Inc.	5.750	11-15-24	3,185,000	3,236,756
Transportation infrastructure 0.1%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	2,485,000	2,478,788
Information technology 0.6%				16,984,122
Electronic equipment, instruments and components 0.1%
Zebra Technologies Corp. (S)	7.250	10-15-22	2,325,000	2,522,625
Internet software and services 0.3%
Ancestry.com Holdings LLC, PIK (S)	9.625	10-15-18	1,745,000	1,801,713
Ancestry.com, Inc.	11.000	12-15-20	2,505,000	2,855,700
VeriSign, Inc. (S)	5.250	04-01-25	2,620,000	2,672,400
IT services 0.1%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	2,495,000	2,657,175
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	5.875	02-15-22	3,460,000	3,633,000
Software 0.0%
Infor US, Inc. (S)	6.500	05-15-22	810,000	841,509

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Materials 2.5%				$73,077,197
Chemicals 0.8%
Braskem Finance, Ltd. (S)	7.000	05-07-20	3,350,000	3,517,500
Incitec Pivot Finance LLC (S)	6.000	12-10-19	1,920,000	2,153,140
NOVA Chemicals Corp. (S)	5.000	05-01-25	5,185,000	5,314,625
Platform Specialty Products Corp. (S)	6.500	02-01-22	5,300,000	5,565,000
Rain CII Carbon LLC (S)	8.250	01-15-21	1,325,000	1,285,250
Rockwood Specialties Group, Inc.	4.625	10-15-20	5,545,000	5,787,594
Construction materials 0.5%
American Gilsonite Company (S)	11.500	09-01-17	3,035,000	2,663,213
Cemex SAB de CV (S)	6.125	05-05-25	3,400,000	3,430,600
Cemex SAB de CV (S)	6.500	12-10-19	3,500,000	3,736,600
Norbord, Inc. (S)	6.250	04-15-23	2,195,000	2,229,999
Vulcan Materials Company	4.500	04-01-25	2,600,000	2,626,000
Containers and packaging 0.2%
Ardagh Finance Holdings SA, PIK (S)	8.625	06-15-19	2,426,936	2,587,721
Tekni-Plex, Inc. (S)	9.750	06-01-19	1,266,000	1,358,583
Wise Metals Group LLC (S)	8.750	12-15-18	2,330,000	2,487,298
Metals and mining 1.0%
Alcoa, Inc.	5.125	10-01-24	3,190,000	3,405,325
Allegheny Technologies, Inc.	9.375	06-01-19	5,935,000	7,047,813
ArcelorMittal	10.600	06-01-19	1,845,000	2,237,063
Commercial Metals Company	7.350	08-15-18	2,520,000	2,734,200
Glencore Finance Canada, Ltd. (S)	4.250	10-25-22	2,195,000	2,234,264
Glencore Funding LLC (S)	4.125	05-30-23	4,465,000	4,451,551
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	1,615,000	1,612,578
Rain CII Carbon LLC (S)	8.000	12-01-18	2,870,000	2,812,600
Vedanta Resources PLC (S)	7.125	05-31-23	1,950,000	1,798,680
Telecommunication services 1.8%				54,349,333
Diversified telecommunication services 0.9%
AT&T, Inc.	4.750	05-15-46	3,320,000	3,145,497
Columbus International, Inc. (S)	7.375	03-30-21	1,525,000	1,652,719
GCI, Inc.	6.875	04-15-25	2,325,000	2,388,938
T-Mobile USA, Inc.	6.125	01-15-22	1,530,000	1,604,588
T-Mobile USA, Inc.	6.250	04-01-21	1,750,000	1,854,125
Telecom Italia Capital SA	6.999	06-04-18	2,205,000	2,457,252
Telecom Italia Capital SA	7.200	07-18-36	2,190,000	2,419,950
Verizon Communications, Inc.	4.400	11-01-34	2,985,000	2,861,158
Verizon Communications, Inc.	5.012	08-21-54	2,259,000	2,136,330
Verizon Communications, Inc.	6.550	09-15-43	2,620,000	3,167,973
Wind Acquisition Finance SA (S)	7.375	04-23-21	2,495,000	2,601,038
Wireless telecommunication services 0.9%
Comcel Trust (S)	6.875	02-06-24	3,320,000	3,560,700

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
Digicel Group, Ltd. (S)	8.250	09-30-20	3,035,000	$3,147,295
Digicel, Ltd. (S)	6.750	03-01-23	2,000,000	1,985,000
Millicom International Cellular SA (S)	4.750	05-22-20	3,530,000	3,503,666
Millicom International Cellular SA (S)	6.625	10-15-21	3,165,000	3,362,813
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	1,255,000	1,276,963
SBA Tower Trust (S)	2.933	12-15-42	2,555,000	2,595,783
SBA Tower Trust (S)	3.598	04-15-43	2,770,000	2,766,959
SBA Tower Trust (S)	5.101	04-15-42	2,830,000	2,937,348
SoftBank Corp. (S)	4.500	04-15-20	2,845,000	2,923,238
Utilities 1.5%				43,577,283
Electric utilities 1.0%
Beaver Valley II Funding Corp.	9.000	06-01-17	371,000	400,680
BVPS II Funding Corp.	8.890	06-01-17	790,000	827,525
Electricite de France SA (5.250% to 1-29-23, then 10 Year Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	3,415,000	3,548,527
Empresa Electrica Angamos SA (S)	4.875	05-25-29	3,370,000	3,399,488
Israel Electric Corp., Ltd. (S)	5.625	06-21-18	2,940,000	3,154,620
Israel Electric Corp., Ltd. (S)	6.875	06-21-23	1,570,000	1,836,900
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	2,720,000	3,090,600
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%)	6.650	06-15-67	955,000	892,925
NRG Yield Operating LLC (S)	5.375	08-15-24	2,655,000	2,734,650
PNPP II Funding Corp.	9.120	05-30-16	104,000	107,120
PPL Capital Funding, Inc. (6.700% to 3-30-17, then 3 month LIBOR + 2.665%)	6.700	03-30-67	2,860,000	2,629,018
PPL Energy Supply LLC (S)	6.500	06-01-25	2,165,000	2,204,962
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	1,955,000	2,196,931
W3A Funding Corp.	8.090	01-02-17	832,045	832,045
Independent power and renewable electricity producers 0.2%
Dynegy, Inc. (S)	6.750	11-01-19	1,135,000	1,200,263
Dynegy, Inc. (S)	7.625	11-01-24	5,050,000	5,416,125
Multi-utilities 0.3%
Columbia Pipeline Group, Inc. (S)	4.500	06-01-25	3,405,000	3,448,516
Integrys Energy Group, Inc. (6.110% to 12-1-16, then 3 month LIBOR + 2.120%)	6.110	12-01-66	3,915,000	3,719,250
Wisconsin Energy Corp. (6.250% to 5-15-17, then 3 month LIBOR + 2.113%)	6.250	05-15-67	2,010,000	1,937,138

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 25.7%				$756,633,902
(Cost $747,855,967)
U.S. Government 9.0%				265,203,111
U.S. Treasury
Bond	2.500	02-15-45	157,151,000	144,726,328
Bond	3.125	02-15-42	62,550,000	65,477,152
Note	0.750	04-15-18	26,470,000	26,345,909
Note	2.125	05-15-25	14,577,000	14,586,111
Treasury Inflation Protected Security	0.250	01-15-25	14,148,298	14,067,611
U.S. Government Agency 16.7%				491,430,791
Federal Home Loan Bank
15 Yr Pass Thru	2.900	09-05-25	1,390,476	1,388,169
15 Yr Pass Thru	3.170	10-04-27	1,425,000	1,405,955
15 Yr Pass Thru	3.250	06-21-27	1,915,152	1,915,460
30 Yr Pass Thru	4.000	03-01-42	14,469,011	15,534,406
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.558	06-01-44	3,415,606	3,527,665
30 Yr Pass Thru (P)	2.677	05-01-44	3,111,623	3,217,347
30 Yr Pass Thru	3.000	03-01-43	6,575,180	6,686,136
30 Yr Pass Thru (P)	3.018	03-01-44	830,391	865,061
30 Yr Pass Thru	3.500	05-01-42	4,548,161	4,759,046
30 Yr Pass Thru	3.500	06-01-42	10,872,971	11,377,119
30 Yr Pass Thru	3.500	09-01-42	3,581,678	3,742,714
30 Yr Pass Thru	3.500	04-01-44	11,132,143	11,693,533
30 Yr Pass Thru	4.000	11-01-43	8,267,639	8,912,580
30 Yr Pass Thru	4.000	02-01-44	2,256,803	2,423,330
30 Yr Pass Thru	4.500	11-01-39	5,884,363	6,403,263
30 Yr Pass Thru	4.500	02-01-41	8,864,789	9,657,592
30 Yr Pass Thru	4.500	03-01-41	4,608,798	5,077,146
30 Yr Pass Thru	5.500	07-01-37	162,633	184,285
30 Yr Pass Thru	5.500	05-01-38	602,607	682,928
30 Yr Pass Thru	5.500	11-01-39	12,405,211	14,054,819
Federal National Mortgage Association
15 Yr Pass Thru	3.000	09-01-27	7,030,331	7,363,173
15 Yr Pass Thru	3.500	02-01-26	1,057,705	1,122,541
15 Yr Pass Thru	3.500	03-01-26	8,795,328	9,334,478
15 Yr Pass Thru	4.000	12-01-24	4,983,104	5,333,558
30 Yr Pass Thru (P)	2.513	06-01-44	5,600,470	5,784,087
30 Yr Pass Thru (P)	2.551	04-01-44	5,478,721	5,664,608
30 Yr Pass Thru (P)	2.919	03-01-44	785,016	816,582
30 Yr Pass Thru	3.000	10-01-42	7,237,055	7,353,527
30 Yr Pass Thru	3.000	12-01-42	3,734,228	3,794,326
30 Yr Pass Thru	3.000	01-01-43	2,681,621	2,724,778
30 Yr Pass Thru	3.000	03-01-43	1,858,673	1,891,490

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.000	05-01-43	2,566,760	$2,612,480
30 Yr Pass Thru	3.000	06-01-43	4,442,692	4,511,415
30 Yr Pass Thru	3.500	11-01-40	6,729,314	7,057,894
30 Yr Pass Thru	3.500	06-01-42	6,243,502	6,538,605
30 Yr Pass Thru	3.500	08-01-42	10,484,431	10,981,622
30 Yr Pass Thru	3.500	01-01-43	28,379,097	29,717,718
30 Yr Pass Thru	3.500	07-01-43	10,564,370	11,090,112
30 Yr Pass Thru	4.000	11-01-40	2,309,998	2,491,369
30 Yr Pass Thru	4.000	01-01-41	12,123,407	13,004,905
30 Yr Pass Thru	4.000	09-01-41	12,060,092	13,024,502
30 Yr Pass Thru	4.000	10-01-41	12,032,690	12,938,088
30 Yr Pass Thru	4.000	01-01-42	6,786,118	7,315,753
30 Yr Pass Thru	4.000	09-01-43	13,920,311	15,100,274
30 Yr Pass Thru	4.000	10-01-43	17,678,510	19,107,984
30 Yr Pass Thru	4.000	01-01-44	6,271,832	6,778,969
30 Yr Pass Thru	4.500	08-01-40	12,544,795	13,682,647
30 Yr Pass Thru	4.500	02-01-41	12,301,544	13,409,644
30 Yr Pass Thru	4.500	05-01-41	10,360,482	11,309,923
30 Yr Pass Thru	4.500	06-01-41	12,796,468	14,001,135
30 Yr Pass Thru	4.500	07-01-41	5,656,881	6,189,423
30 Yr Pass Thru	4.500	08-01-41	7,776,703	8,508,806
30 Yr Pass Thru	4.500	05-01-42	14,493,688	15,858,132
30 Yr Pass Thru	4.500	01-01-43	3,532,270	3,850,450
30 Yr Pass Thru	5.000	08-01-40	8,635,848	9,614,466
30 Yr Pass Thru	5.000	09-01-40	7,712,999	8,587,039
30 Yr Pass Thru	5.000	02-01-41	5,795,282	6,469,210
30 Yr Pass Thru	5.000	03-01-41	6,565,726	7,347,715
30 Yr Pass Thru	5.000	04-01-41	2,193,187	2,490,724
30 Yr Pass Thru	5.000	07-01-42	4,462,957	4,968,701
30 Yr Pass Thru	5.500	05-01-35	2,696,124	3,062,755
30 Yr Pass Thru	5.500	04-01-36	690,306	782,964
30 Yr Pass Thru	5.500	05-01-36	3,080,093	3,496,412
30 Yr Pass Thru	5.500	01-01-39	2,530,431	2,877,991
30 Yr Pass Thru	6.000	02-01-37	705,771	808,291
30 Yr Pass Thru	6.500	01-01-39	3,186,334	3,676,849
30 Yr Pass Thru	6.500	06-01-39	1,108,288	1,277,779
Fannie Mae Pool	3.500	04-01-45	21,197,730	22,196,343
Foreign government obligations 0.2%				$5,233,956
(Cost $4,745,253)
Argentina 0.2%				5,233,956
City of Buenos Aires (S)	9.950	03-01-17	2,645,000	2,737,575
Republic of Argentina (H)	8.280	12-31-33	2,502,638	2,496,381

SEE NOTES TO FINANCIAL STATEMENTS25

	Rate (%)	Maturity date	Par value^	Value
Municipal bonds 0.2%				$5,972,967
(Cost $5,949,597)
State of Hawaii Department of Business Economic Development & Tourism	1.467	07-01-22	5,950,000	5,972,967
Term loans (M) 0.5%				$14,516,071
(Cost $14,874,469)
Consumer discretionary 0.1%				2,042,902
Hotels, restaurants and leisure 0.1%
Marina District Finance Company, Inc.	6.500	08-15-18	2,026,616	2,042,902
Consumer staples 0.1%				2,510,691
Household products 0.1%
The Sun Products Corp.	5.500	03-23-20	2,564,109	2,510,691
Energy 0.0%				1,188,684
Oil, gas and consumable fuels 0.0%
Templar Energy LLC	8.500	11-25-20	1,545,000	1,188,684
Financials 0.1%				1,554,151
Capital markets 0.1%
Walter Investment Management Corp.	4.750	12-19-20	1,647,510	1,554,151
Health care 0.0%				899,994
Health care providers and services 0.0%
Surgery Center Holdings, Inc.	5.250	11-03-20	897,750	899,994
Industrials 0.1%				2,645,114
Aerospace and defense 0.0%
WP CPP Holdings LLC	4.750	12-28-19	977,500	980,921
Airlines 0.1%
Delta Air Lines, Inc.	3.250	10-18-18	1,664,712	1,664,193
Information technology 0.0%				420,954
Software 0.0%
BMC Software Finance, Inc.	5.000	09-10-20	428,750	420,954
Utilities 0.1%				3,253,581
Electric utilities 0.1%
ExGen Texas Power LLC	5.750	09-16-21	2,054,101	2,060,093
La Frontera Generation LLC	4.500	09-30-20	1,192,891	1,193,488
Capital preferred securities 1.0%				$29,709,964
(Cost $28,840,934)
Financials 1.0%				29,709,964
Banks 0.2%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	09-29-49	4,683,000	3,758,108
Sovereign Capital Trust VI	7.908	06-13-36	2,613,000	2,721,011

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 0.3%
Goldman Sachs Capital II (P)(Q)	4.000	12-31-49	6,375,000	$4,924,688
State Street Capital Trust IV (P)	1.271	06-01-67	5,720,000	4,883,450
Insurance 0.5%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	960,000	1,245,600
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68	2,795,000	4,101,663
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)	6.450	12-15-65	6,235,000	6,453,225
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67	1,525,000	1,622,219
Collateralized mortgage obligations 12.5%				$368,091,494
(Cost $351,034,490)
Commercial and residential 11.3%				331,609,311
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	0.765	08-25-35	1,767,483	1,699,465
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.220	12-25-46	17,512,812	1,827,427
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.405	06-25-45	3,754,829	3,489,648
Series 2005-1, Class AHM (P)	2.402	06-25-45	2,857,141	2,833,732
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	4,545,000	5,257,138
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	3,277,000	3,266,494
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	2.786	09-15-26	2,300,000	2,293,813
Series 2014-ICTS, Class D (P) (S)	2.086	06-15-28	710,000	709,171
Series 2014-ICTS, Class E (P) (S)	3.136	06-15-28	1,425,000	1,423,336
Series 2015-200P, Class F (P) (S)	3.596	04-14-33	4,200,000	3,859,565
BBCMS Trust Series 2015, Class C (P) (S)	2.186	02-15-28	2,145,000	2,146,532
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1 (P)	2.680	03-25-35	3,693,062	3,724,852
Series 2005-5, Class A2 (P)	2.260	08-25-35	4,303,213	4,321,811
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.885	01-25-35	6,032,710	5,856,639
Series 2005-5, Class 1A4 (P)	0.745	07-25-35	3,358,915	3,025,959
Series 2005-7, Class 11A1 (P)	0.725	08-25-35	4,685,359	4,456,863
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.750	10-25-34	4,762,704	4,860,197
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.181	07-05-33	4,675,000	4,582,234

SEE NOTES TO FINANCIAL STATEMENTS27

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.686	08-15-29	5,015,000	$5,014,995
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	3.927	03-10-33	4,915,000	4,653,733
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	3,765,000	3,712,651
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.186	12-15-27	5,155,000	5,165,619
CGBAM Commercial Mortgage Series 2015-SMRT, Class F	3.912	04-10-28	3,345,000	3,241,914
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO (P)	2.160	10-15-45	43,923,108	4,610,828
Series 2012-LC4, Class B (P)	4.934	12-10-44	2,145,000	2,398,447
Series 2013-300P, Class D (P) (S)	4.394	08-10-30	4,685,000	4,919,995
Series 2013-CR11, Class B (P)	5.163	10-10-46	6,764,000	7,646,648
Series 2013-CR13, Class C (P)	4.755	12-10-23	3,160,000	3,399,342
Series 2013-CR6, Class XA IO	1.519	03-10-46	37,653,294	2,288,944
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	4,015,000	4,492,689
Series 2014-FL4, Class D (P) (S)	2.630	07-13-31	4,410,000	4,388,060
Series 2014-TWC, Class D (P) (S)	2.430	02-13-32	4,170,000	4,167,836
Commercial Mortgage Trust (Deutsche Bank/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	2.336	08-13-27	5,785,000	5,836,527
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.892	08-15-45	21,459,193	2,014,439
Series 2014-CR15, Class XA IO	1.340	02-10-47	40,044,328	2,630,432
Series 2014-CR16, Class C (P)	4.906	04-10-47	3,740,000	4,027,752
Core Industrial Trust Series 2015-CALW, Class F (P) (S)	3.850	02-10-34	4,740,000	4,623,609
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.336	04-15-27	6,350,000	6,325,991
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.455	06-25-34	3,103,047	2,936,640
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.321	12-05-31	3,965,000	3,961,467
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	2,115,000	2,092,336
Series 2015-NRF, Class EFX (P) (S)	3.382	12-15-19	4,580,000	4,338,799
GMAC Mortgage Loan Trust Series 2004-AR2, Class 3A (P)	2.941	08-19-34	2,289,781	2,212,911
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.430	08-19-45	8,041,054	482,740
Series 2005-2, Class IX IO	2.136	05-19-35	36,933,640	2,500,045
Series 2005-9, Class 2A1C (P)	0.631	06-20-35	4,211,633	3,859,343
Series 2005-8, Class 1X IO	2.037	09-19-35	9,736,837	500,288
Series 2007-3, Class ES IO (S)	0.350	05-19-47	52,700,107	559,939

28SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2007-4, Class ES IO	0.350	07-19-47	55,137,477	$551,375
Series 2007-6, Class ES IO (S)	0.343	08-19-37	42,725,718	453,961
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.336	07-15-29	4,445,000	4,371,177
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	3.931	11-05-30	3,764,477	3,763,415
Series 2013-HLT, Class DFX (S)	4.407	11-05-30	4,077,000	4,141,502
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.281	07-25-35	61,598,515	4,424,868
Series 2005-AR8, Class AX2 IO	2.301	04-25-35	52,831,714	4,198,589
Series 2005-AR18, Class 1X IO	2.028	10-25-36	23,288,506	2,011,435
Series 2005-AR18, Class 2X IO	1.697	10-25-36	35,509,542	1,353,766
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.677	04-15-47	6,980,000	7,396,141
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	20,100,000	1,797,161
Series 2014-FBLU, Class D (P) (S)	2.782	12-15-28	4,830,000	4,840,998
Series 2014-FBLU, Class E (P) (S)	3.682	12-15-28	3,925,000	3,925,840
Series 2014-FL5, Class C (P) (S)	2.286	07-15-31	7,785,000	7,753,961
Series 2014-INN, Class F (P) (S)	4.186	06-15-29	3,495,000	3,461,081
Series 2014-PHH, Class C (P) (S)	2.286	08-15-27	6,320,000	6,364,518
MASTR Adjustable Rate Mortgages Trust Series 2004-11, Class M2 (P)	1.285	11-25-34	3,370,000	3,258,642
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.582	10-25-35	4,235,408	4,098,482
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.182	02-15-46	2,528,000	2,613,224
Series 2014-C18, Class 300D	5.279	08-15-31	2,795,000	2,929,308
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.295	09-09-32	10,800,000	11,280,686
Series 2015-XLF1	2.350	08-13-16	4,775,000	4,778,619
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.661	08-25-34	4,047,032	4,000,964
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.515	05-25-35	2,602,238	2,423,529
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates
Series 2005-2, Class M2 (P)	0.635	04-25-35	2,952,672	2,693,171
Series 2005-3, Class APT (P)	0.475	07-25-35	3,327,484	3,242,470
Residential Accredit Loans, Inc. Series 2005-QO4, Class XIO IO	2.320	12-25-45	20,340,437	2,575,354
Springleaf Mortgage Loan Trust Series 2012-3A, Class M1 (P) (S)	2.660	12-25-59	1,520,000	1,527,404
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.620	03-25-44	4,018,829	3,925,697

SEE NOTES TO FINANCIAL STATEMENTS29

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
TMSQ Mortgage Trust Series 2011-1500, Class D (P) (S)	3.835	10-10-36	2,770,000	$2,752,380
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	2,445,000	2,671,016
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.739	05-10-63	38,398,199	2,786,596
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	5,923,000	6,148,844
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AM (P)	5.591	04-15-47	1,810,000	1,927,333
WaMu Mortgage Pass Through Certificates
Series 2005-AR13, Class X IO	1.441	10-25-45	86,746,849	5,796,077
Series 2005-AR19, Class A1A2 (P)	0.475	12-25-45	3,943,452	3,598,250
Series 2005-AR2, Class 2A1B (P)	0.555	01-25-45	1,435,978	1,295,436
Series 2005-AR2, Class 2A3 (P)	0.535	01-25-45	2,167,286	1,995,817
Series 2005-AR8, Class 2AB2 (P)	0.605	07-25-45	4,090,938	3,779,499
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	8,325,000	8,231,877
Series 2013-BTC, Class E (P) (S)	3.550	04-16-35	4,630,000	4,307,946
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.195	11-15-45	32,675,976	3,456,857
Series 2013-C15, Class B (P)	4.482	08-15-46	1,132,000	1,225,169
Series 2013-C16, Class B (P)	4.983	09-15-46	1,885,000	2,114,708
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	2.771	11-15-29	725,000	724,333
U.S. Government Agency 1.2%				36,482,183
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.030	10-25-27	3,890,000	3,886,822
Series 2015-DNA1, Class M3 (P)	3.480	10-25-27	1,325,000	1,319,324
Series 290, Class IO	3.500	11-15-32	10,078,573	1,865,597
Series 4136, Class IH IO	3.500	09-15-27	13,088,798	1,383,386
Series K017, Class X1 IO	1.427	12-25-21	20,374,780	1,522,363
Series K018, Class X1 IO	1.436	01-25-22	19,350,597	1,456,964
Series K021, Class X1 IO	1.500	06-25-22	4,602,783	389,962
Series K022, Class X1 IO	1.295	07-25-22	92,791,889	6,896,293
Series K709, Class X1 IO	1.533	03-25-19	16,929,708	852,479
Series K710, Class X1 IO	1.776	05-25-19	33,792,026	2,020,966
Series K711, Class X1 IO	1.704	07-25-19	49,035,894	2,856,341
Federal National Mortgage Association
Series 2012-137, Class QI IO	3.000	12-25-27	14,541,433	1,886,867
Series 2012-137, Class WI IO	3.500	12-25-32	10,764,117	1,875,861
Series 402, Class 3 IO	4.000	11-25-39	3,477,800	636,120
Series 402, Class 4 IO	4.000	10-25-39	2,116,825	343,817
Series 402, Class 7 IO	4.500	11-25-39	1,968,587	347,196
Series 407, Class 15 IO	5.000	01-25-40	2,300,396	425,828

30SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 407, Class 21 IO	5.000	01-25-39	1,056,023	$220,397
Series 407, Class 7 IO	5.000	03-25-41	1,931,564	376,774
Series 407, Class 8 IO	5.000	03-25-41	968,362	186,038
Series 407, Class C6 IO	5.500	01-25-40	4,571,873	982,791
Government National Mortgage Association
Series 2012-114, Class IO	0.965	01-16-53	10,257,391	794,137
Series 2013-42, Class IA IO	3.500	03-20-43	12,965,446	1,738,443
Series 2013-42, Class YI IO	3.500	03-20-43	17,004,770	2,217,417
Asset backed securities 13.8%				405,943,017
(Cost $402,105,697)
Asset Backed Securities 13.8%				405,943,017
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	0.860	05-25-35	2,419,980	2,319,568
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.635	10-25-35	7,805,000	7,073,578
Ally Auto Receivables Trust Series 2014-2, Class A4	1.840	01-15-20	5,635,000	5,683,855
Ally Master Owner Trust
Series 2012-4, Class A	1.720	07-15-19	2,315,000	2,336,185
Series 2015-3, Class A	1.630	05-15-20	7,910,000	7,919,888
American Express Credit Account Master Trust
Series 2014-1, Class A4	1.490	04-15-20	5,700,000	5,742,710
Series 2014-4, Class A	1.430	06-15-20	6,846,000	6,878,840
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.655	05-25-35	3,320,000	3,139,140
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	9,640,000	9,929,412
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.261	01-25-34	1,585,140	1,463,246
Series 2004-W6, Class M1 (P)	1.010	05-25-34	1,399,654	1,333,978
BA Credit Card Trust Series 2015-A2, Class A	1.360	09-15-20	11,280,000	11,280,936
Bank of The West Auto Trust
Series 2014-1, Class A4 (S)	1.650	03-16-20	5,185,000	5,207,881
Series 2015-1, Class A4 (S)	1.660	09-15-20	6,445,000	6,445,883
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (P) (S)	0.425	07-25-36	7,747,690	7,274,817
Series 2006-1A, Class A3 (P) (S)	0.535	07-25-36	3,855,000	3,285,840
California Republic Auto Receivables Trust
Series 2014-4, Class A4	1.840	06-15-20	3,165,000	3,191,241
Series 2015-2, Class A4 (C)	1.820	01-15-21	6,345,000	6,348,966
Capital One Multi-Asset Execution Trust Series 2014-A5, Class A	1.480	07-15-20	11,950,000	12,029,169
CarMax Auto Owner Trust
Series 2014-3, Class A3	1.160	06-17-19	6,440,000	6,455,050

SEE NOTES TO FINANCIAL STATEMENTS31

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Series 2015-2, Class A4	1.800	03-15-21	3,040,000	$3,049,290
Chase Issuance Trust
Series 2014-A6, Class A	1.260	07-15-19	3,959,000	3,966,950
Series 2014-A7, Class A	1.380	11-15-19	7,425,000	7,451,693
Series 2015, Class A2A	1.590	02-18-20	7,480,000	7,535,629
Series 2015-A5, Class A	1.360	04-15-20	13,205,000	13,195,889
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4 (S)	1.760	12-16-19	2,565,000	2,582,893
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	4,415,000	4,857,886
Series 2014-A8, Class A8	1.730	04-09-20	8,560,000	8,647,440
Citicorp Residential Mortgage Securities, Inc. Series 2007-2, Class A6 (P)	6.265	06-25-37	1,216,201	1,260,912
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	9,248,950	9,496,665
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	119,584	114,209
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B (P)	5.613	02-25-35	2,602,493	2,647,344
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.655	05-25-36	4,910,000	4,760,004
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	0.594	07-25-35	1,680,000	1,618,870
DB Master Finance LLC (S) Series 2015-1A, Class A2II	3.980	02-20-45	7,945,088	8,021,638
Discover Card Execution Note Trust Series 2014-A5, Class A	1.390	04-15-20	9,755,000	9,796,732
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.875	11-25-35	3,715,000	3,623,696
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (P)	1.160	12-25-34	2,262,448	2,024,389
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	3,225,000	3,246,582
Series 2015, Class AA4	1.640	06-15-20	3,515,000	3,532,104
Series 2015-B, Class A4	1.580	08-15-20	3,880,000	3,885,739
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	5,840,000	5,863,097
Series 2014-4, Class A1	1.400	08-15-19	7,725,000	7,745,471
Series 2015-1, Class A1	1.420	01-15-20	7,490,000	7,494,134
GE Equipment Midticket LLC Series 2014-1, Class A4	1.590	08-22-23	1,565,000	1,574,614
GM Financial Automobile Leasing Trust Series 2015-1, Class A4	1.730	06-20-19	2,030,000	2,039,549
GMF Floorplan Owner Revolving Trust (S) Series 2015-1, Class A1	1.650	05-15-20	4,370,000	4,373,719
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.455	10-25-35	3,737,874	3,516,618

32SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
GSAA Trust Series 2005-10, Class M3 (P)	0.735	06-25-35	4,265,000	$4,090,084
Home Equity Asset Trust Series 2005-1, Class M4 (P)	1.205	05-25-35	2,085,000	2,004,565
Home Equity Mortgage Loan Asset-Backed Trust Series 2005-C, Class AII3 (P)	0.555	10-25-25	2,791,363	2,690,274
Honda Auto Receivables Owner Trust
Series 2014-3, Class A4	1.310	10-15-20	10,925,000	10,958,911
Series 2015-2, Class A4	1.470	08-23-21	5,615,000	5,620,351
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	4,245,000	4,262,642
Series 2015, Class AA4	1.650	12-15-21	2,695,000	2,709,235
Merrill Lynch Mortgage Investors Trust
Series 2004-OPT1, Class A1A (P)	0.705	06-25-35	3,789,136	3,633,470
Series 2005-WMC1, Class M1 (P)	0.935	09-25-35	2,074,762	1,880,519
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-20-31	1,368,213	1,368,589
Nationstar Home Equity Loan Trust Series 2006, Class BAV4 (P)	0.465	09-25-36	6,110,000	5,603,512
New Century Home Equity Loan Trust
Series 2005-1, Class M1 (P)	0.860	03-25-35	6,690,000	6,344,502
Series 2005-2, Class M2 (P)	0.635	06-25-35	7,515,000	7,106,274
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	7,090,000	7,099,607
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	3,280,000	3,286,288
RAMP Trust Series 2005-RS3, Class M1 (P)	0.605	03-25-35	2,355,000	2,265,661
Renaissance Home Equity Loan Trust Series 2005-2, Class AF4 (P)	4.934	08-25-35	2,830,000	2,843,392
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.335	09-25-36	7,317,044	6,757,392
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	3,357,809	3,382,194
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	2,980,187	3,158,772
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.621	11-25-35	2,648,500	2,488,931
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.485	12-25-36	6,930,000	6,713,638
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	0.905	02-25-35	4,785,000	4,479,033
Series 2005-2, Class M2 (P)	0.920	03-25-35	6,030,000	5,615,546
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.680	02-25-35	4,062,038	3,904,609
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	2,056,250	2,074,995

SEE NOTES TO FINANCIAL STATEMENTS33

Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Toyota Auto Receivables Owner Trust Series 2014-C, Class A4	1.440	04-15-20	3,590,000	$3,604,321
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	4,215,000	4,233,057
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	8,740,000	8,774,086
Westgate Resorts LLC
Series 2012-2A, Class B (S)	4.500	01-20-25	3,396,545	3,413,952
Series 2012-3A, Class B (S)	4.500	03-20-25	1,978,248	1,993,928
Series 2013-1A, Class B (S)	3.750	08-20-25	773,335	777,810
Series 2014-1A, Class A (S)	2.150	12-20-26	5,744,298	5,715,949
Series 2014-1A, Class B (S)	3.250	12-20-26	3,825,567	3,830,789
Series 2014-AA, Class A (S)	6.250	10-20-26	2,247,717	2,253,471
Series 2015-1A, Class A (S)	2.750	05-20-27	3,664,364	3,668,314
World Omni Automobile Lease Securitization Trust Series 2014-A, Class A4	1.370	01-15-20	2,060,000	2,070,415
Shares	Value
Preferred securities 1.0%	$29,126,026
(Cost $28,710,312)
Consumer staples 0.1%	2,151,353
Food and staples retailing 0.1%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	23,250	2,151,353
Financials 0.7%	20,126,775
Banks 0.2%
FNB Corp. (7.250% to 2-15-24, then 3 month LIBOR + 4.600%)	62,350	1,750,165
Regions Financial Corp., 6.375%	115,690	2,909,604
Wells Fargo & Company, Series L, 7.500%	1,342	1,622,250
Capital markets 0.1%
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%)	89,525	2,225,592
Consumer finance 0.2%
Ally Financial, Inc., 7.000% (S)	3,476	3,510,760
Discover Financial Services, 6.500%	69,600	1,772,712
Diversified financial services 0.2%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	216,156	5,633,025
Real estate investment trusts 0.0%
Weyerhaeuser Company, 6.375%	12,950	702,667
Industrials 0.1%	1,904,664
Aerospace and defense 0.1%
United Technologies Corp., 7.500%	31,265	1,904,664

34SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 0.1%		$4,943,234
Electric utilities 0.0%
Exelon Corp., 6.500%	31,056	1,500,315
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%	68,339	3,442,919
	Par value	Value
Short-term investments 2.7%		$81,285,000
(Cost $81,285,000)
Repurchase agreement 2.7%		81,285,000
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $57,870,289 on 6-1-15, collateralized by $23,943,700 U.S. Treasury Inflation Indexed Notes, 0.125% due 7-15-22 (valued at $24,539,041, including interest) and $16,682,700 U.S. Treasury Inflation Indexed Bonds, 3.875% due 4-15-29 (valued at $34,488,674, including interest)	57,870,000	57,870,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $23,415,000 on 6-1-15, collateralized by $23,885,000 Federal National Mortgage Association, 1.670% due 2-10-20 (valued at $23,885,000, including interest)	23,415,000	23,415,000
Total investments (Cost $2,870,051,139)† 99.4%		$2,926,511,788
Other assets and liabilities, net 0.6%		$16,664,150
Total net assets 100.0%		$2,943,175,938

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviation
BRL	Brazilian Real
Key to Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(C)	Security purchased on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $745,121,601 or 25.3% of the fund's net assets as of 5-31-15.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $2,878,549,142. Net unrealized appreciation aggregated $47,962,646, of which $71,422,619 related to appreciated investment securities and $23,459,973 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS35

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $2,870,051,139)	$2,926,511,788
Cash	22,839,533
Receivable for investments sold	6,507,067
Receivable for fund shares sold	11,819,654
Dividends and interest receivable	25,028,130
Other receivables and prepaid expenses	135,955
Total assets	2,992,842,127
Liabilities
Payable for investments purchased	32,999,667
Payable for delayed delivery securities purchased	10,262,209
Payable for fund shares repurchased	4,620,420
Distributions payable	534,558
Payable to affiliates
Accounting and legal services fees	77,434
Transfer agent fees	549,519
Distribution and service fees	221,218
Trustees' fees	2,513
Other liabilities and accrued expenses	398,651
Total liabilities	49,666,189
Net assets	$2,943,175,938
Net assets consist of
Paid-in capital	$2,905,939,643
Accumulated distributions in excess of net investment income	(570,403)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,652,733)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	56,459,431
Net assets	$2,943,175,938

36SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,739,611,038 ÷ 108,329,250 shares)[1]	$16.06
Class B ($27,971,998 ÷ 1,742,026 shares)[1]	$16.06
Class C ($250,172,584 ÷ 15,577,601 shares)[1]	$16.06
Class I ($793,469,684 ÷ 49,404,841 shares)	$16.06
Class R2 ($38,888,282 ÷ 2,419,093 shares)	$16.08
Class R4 ($99,585 ÷ 6,192 shares)	$16.08
Class R6 ($92,962,767 ÷ 5,782,173 shares)	$16.08
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$16.73

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS37

STATEMENT OF OPERATIONS   For the year ended 5-31-15

Investment income
Interest	$96,477,261
Dividends	1,874,301
Total investment income	98,351,562
Expenses
Investment management fees	10,866,381
Distribution and service fees	6,976,645
Accounting and legal services fees	398,334
Transfer agent fees	2,797,609
Trustees' fees	36,043
State registration fees	222,958
Printing and postage	211,806
Professional fees	137,758
Custodian fees	329,344
Registration and filing fees	159,953
Other	37,234
Total expenses	22,174,065
Less expense reductions	(1,384,997)
Net expenses	20,789,068
Net investment income	77,562,494
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	11,460,974
11,460,974
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(19,212,687)
(19,212,687)
Net realized and unrealized loss	(7,751,713)
Increase in net assets from operations	$69,810,781

38SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$77,562,494	$69,407,967
Net realized gain (loss)	11,460,974	(1,245,911)
Change in net unrealized appreciation (depreciation)	(19,212,687)	2,708,701
Increase in net assets resulting from operations	69,810,781	70,870,757
Distributions to shareholders
From net investment income
Class A	(59,394,153)	(57,110,614)
Class B	(977,676)	(1,268,051)
Class C	(6,417,954)	(5,772,362)
Class I	(22,879,954)	(10,994,882)
Class R2	(749,133)	(190,232)
Class R4[1]	(613)	—
Class R6	(2,793,534)	(1,713,305)
From net realized gain
Class A	(4,597,085)	(5,785,899)
Class B	(90,887)	(150,431)
Class C	(621,883)	(679,388)
Class I	(1,722,915)	(1,012,012)
Class R2	(50,371)	(21,658)
Class R6	(196,277)	(173,447)
Total distributions	(100,492,435)	(84,872,281)
From fund share transactions	1,016,221,197	17,661,786
Total increase	985,539,543	3,660,262
Net assets
Beginning of year	1,957,636,395	1,953,976,133
End of year	$2,943,175,938	$1,957,636,395
Undistributed (accumulated distributions in excess of) net investment income	($570,403)	$5,266,114

1	The inception date for Class R4 shares is 3-27-15.

SEE NOTES TO FINANCIAL STATEMENTS39

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$16.26	$16.37	$15.86	$15.86	$15.00
Net investment income[1]	0.53	0.61	0.63	0.72	0.81
Net realized and unrealized gain (loss) on investments	(0.05)	0.02	0.61	0.08	0.92
Total from investment operations	0.48	0.63	1.24	0.80	1.73
Less distributions
From net investment income	(0.63)	(0.67)	(0.70)	(0.79)	(0.87)
From net realized gain	(0.05)	(0.07)	(0.03)	(0.01)	—
Total distributions	(0.68)	(0.74)	(0.73)	(0.80)	(0.87)
Net asset value, end of period	$16.06	$16.26	$16.37	$15.86	$15.86
Total return (%)[2,3]	3.02	4.06	7.93	5.21	11.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1,740	$1,411	$1,434	$1,061	$912
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.98	1.03	1.06	1.05
Expenses including reductions	0.89	0.92	0.98	1.02	1.05
Net investment income	3.25	3.80	3.84	4.63	5.24
Portfolio turnover (%)	66	77	72	76	73

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

40SEE NOTES TO FINANCIAL STATEMENTS

Class B Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$16.26	$16.37	$15.86	$15.86	$15.00
Net investment income[1]	0.42	0.50	0.51	0.61	0.70
Net realized and unrealized gain (loss) on investments	(0.05)	0.02	0.61	0.08	0.92
Total from investment operations	0.37	0.52	1.12	0.69	1.62
Less distributions
From net investment income	(0.52)	(0.56)	(0.58)	(0.68)	(0.76)
From net realized gain	(0.05)	(0.07)	(0.03)	(0.01)	—
Total distributions	(0.57)	(0.63)	(0.61)	(0.69)	(0.76)
Net asset value, end of period	$16.06	$16.26	$16.37	$15.86	$15.86
Total return (%)[2,3]	2.31	3.34	7.18	4.48	11.00
Ratios and supplemental data
Net assets, end of period (in millions)	$28	$33	$44	$37	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	1.68	1.73	1.76	1.75
Expenses including reductions	1.59	1.62	1.68	1.72	1.75
Net investment income	2.57	3.11	3.15	3.92	4.53
Portfolio turnover (%)	66	77	72	76	73

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS41

Class C Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$16.26	$16.37	$15.87	$15.86	$15.00
Net investment income[1]	0.41	0.49	0.51	0.61	0.70
Net realized and unrealized gain (loss) on investments	(0.04)	0.03	0.60	0.09	0.92
Total from investment operations	0.37	0.52	1.11	0.70	1.62
Less distributions
From net investment income	(0.52)	(0.56)	(0.58)	(0.68)	(0.76)
From net realized gain	(0.05)	(0.07)	(0.03)	(0.01)	—
Total distributions	(0.57)	(0.63)	(0.61)	(0.69)	(0.76)
Net asset value, end of period	$16.06	$16.26	$16.37	$15.87	$15.86
Total return (%)[2,3]	2.31	3.34	7.11	4.55	11.00
Ratios and supplemental data
Net assets, end of period (in millions)	$250	$162	$195	$116	$71
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	1.68	1.72	1.77	1.75
Expenses including reductions	1.59	1.62	1.67	1.72	1.75
Net investment income	2.53	3.10	3.12	3.91	4.50
Portfolio turnover (%)	66	77	72	76	73

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

42SEE NOTES TO FINANCIAL STATEMENTS

Class I Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$16.26	$16.37	$15.87	$15.86	$14.99
Net investment income[1]	0.57	0.66	0.68	0.78	0.88
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	0.61	0.09	0.92
Total from investment operations	0.53	0.68	1.29	0.87	1.80
Less distributions
From net investment income	(0.68)	(0.72)	(0.76)	(0.85)	(0.93)
From net realized gain	(0.05)	(0.07)	(0.03)	(0.01)	—
Total distributions	(0.73)	(0.79)	(0.79)	(0.86)	(0.93)
Net asset value, end of period	$16.06	$16.26	$16.37	$15.87	$15.86
Total return (%)[2]	3.35	4.40	8.27	5.70	12.33
Ratios and supplemental data
Net assets, end of period (in millions)	$793	$302	$277	$123	$74
Ratios (as a percentage of average net assets):
Expenses before reductions	0.63	0.66	0.65	0.67	0.62
Expenses including reductions	0.57	0.60	0.60	0.62	0.62
Net investment income	3.53	4.11	4.19	4.99	5.64
Portfolio turnover (%)	66	77	72	76	73

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS43

Class R2 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$16.27	$16.38	$15.87	$15.80
Net investment income[2]	0.51	0.60	0.62	0.17
Net realized and unrealized gain (loss) on investments	(0.02)	0.02	0.64	0.09
Total from investment operations	0.49	0.62	1.26	0.26
Less distributions
From net investment income	(0.63)	(0.66)	(0.72)	(0.19)
From net realized gain	(0.05)	(0.07)	(0.03)	—
Total distributions	(0.68)	(0.73)	(0.75)	(0.19)
Net asset value, end of period	$16.08	$16.27	$16.38	$15.87
Total return (%)[3]	2.97	4.01	8.09	1.68	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$39	$7	$2	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.05	1.03	0.86	[6]
Expenses including reductions	0.93	0.99	0.98	0.80	[6]
Net investment income	3.16	3.76	3.88	4.28	[6]
Portfolio turnover (%)	66	77	72	76	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

44SEE NOTES TO FINANCIAL STATEMENTS

Class R4 Shares Period ended	5-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.15
Net investment income[2]	0.06
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	0.03
Less distributions
From net investment income	(0.10)
Total distributions	(0.10)
Net asset value, end of period	$16.08
Total return (%)[3]	0.18	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	[6]
Expenses including reductions	0.64	[6]
Net investment income	2.21	[6]
Portfolio turnover (%)	66	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS45

Class R6 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$16.28	$16.38	$15.87	$15.55
Net investment income[2]	0.59	0.68	0.70	0.57
Net realized and unrealized gain (loss) on investments	(0.04)	0.03	0.61	0.40
Total from investment operations	0.55	0.71	1.31	0.97
Less distributions
From net investment income	(0.70)	(0.74)	(0.77)	(0.64)
From net realized gain	(0.05)	(0.07)	(0.03)	(0.01)
Total distributions	(0.75)	(0.81)	(0.80)	(0.65)
Net asset value, end of period	$16.08	$16.28	$16.38	$15.87
Total return (%)[3]	3.45	4.58	8.42	6.38	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$93	$43	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.54	0.56	0.57	0.63	[5]
Expenses including reductions	0.46	0.50	0.52	0.57	[5]
Net investment income	3.66	4.26	4.30	5.04	[5]
Portfolio turnover (%)	66	77	72	76	[6]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

46SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Bond Fund (the fund) is a series of John Hancock Sovereign Bond Fund (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with prudent investment risk.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2015, by major security category or type:

	Total market value at 5-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$1,229,999,391	—	$1,229,999,391	—
U.S. Government and Agency obligations	756,633,902	—	756,633,902	—
Foreign government obligations	5,233,956	—	5,233,956	—
Municipal bonds	5,972,967	—	5,972,967	—
Term loans	14,516,071	—	14,516,071	—
Capital preferred securities	29,709,964	—	29,709,964	—
Collateralized mortgage obligations	368,091,494	—	361,747,600	$6,343,894
Asset backed securities	405,943,017	—	405,943,017	—
Preferred securities	29,126,026	$21,713,748	7,412,278	—
Short-term investments	81,285,000	—	81,285,000	—
Total investments in securities	$2,926,511,788	$21,713,748	$2,898,454,146	$6,343,894

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $1,265. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Net capital losses of $10,190,574, that are a result of security transactions occurring after October 31, 2014, are treated as occurring on June 1, 2015, the first day of the fund's next taxable year.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$94,787,378	$80,720,514
Long-Term Capital Gain	5,705,057	4,151,767
Total	$100,492,435	$84,872,281

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2015, the fund used purchased options to manage the duration of the fund and held purchased options with market values ranging from up to $125,000, as measured at each quarter end. There were no open purchased option contracts as of May 31, 2015.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments and foreign currency translations*
Interest rate contracts	Net realized gain (loss)	($1,027,992)

Risk	Statement of operations location	Investments and foreign currency translations*
Total		($1,027,992)

* Realized gain/loss associated with purchase option contracts is included in the caption Investments and foreign transactions on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Interest rate contracts	Change in unrealized appreciation (depreciation)	$902,992
Total		$902,992

* Change in unrealized appreciation/depreciation associated with purchase option contracts is included in the caption Investment and translation of assets and liabilities in foreign currencies on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.500% of the first $500 million of the fund's average daily net assets, (b) 0.475% of the next $500 million of the fund's average daily net assets, (c) 0.450% of the next $500 million of the fund's average daily net assets, (d) 0.450% of the next $500 million of the fund's average daily net assets, (e) 0.400% of the next $500 million of the fund's average daily net assets, and (f) 0.350% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse or pay operating expenses of the fund in order to reduce the total annual fund operating expenses for Class A, Class B, Class C, Class I, Class R2, Class R4 and Class R6 shares by 0.05% of the fund's average daily net assets. These fee waivers and/or reimbursements expire on September 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annual basis. The fee waiver and/or reimbursement expires on September 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended May 31, 2015, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$876,689	Class R2	$11,646
Class B	17,468	Class R4	10
Class C	115,800	Class R6	48,397
Class I	314,969	Total	$1,384,979

The investment management fees incurred for the for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.40% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $18 for Class R4 shares for the year ended May 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $6,486,406 for the year ended May 31, 2015. Of this amount, $898,274 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,417,014 was paid as sales commissions to broker-dealers and $171,118 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $4,748, $56,959 and $34,419 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$4,569,591	$1,894,332
Class B	303,104	37,737
Class C	2,014,479	250,312
Class I	—	601,224
Class R2	89,426	3,291
Class R4	45	3
Class R6	—	10,710
Total	$6,976,645	$2,797,609

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Average loan balance	Days outstanding	Weighted average interest rate	Interest
Lender	$2,800,000	3	0.46%	$107

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	36,489,446	$589,787,612	21,003,026	$334,911,089
Distributions reinvested	3,713,667	60,005,892	3,661,005	58,309,591
Repurchased	(18,665,985)	(302,037,248)	(25,475,061)	(405,398,526)
Net increase (decrease)	21,537,128	$347,756,256	(811,030)	($12,177,846)

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class B shares
Sold	82,022	$1,327,241	93,597	$1,492,900
Distributions reinvested	52,585	849,537	69,938	1,113,162
Repurchased	(397,112)	(6,418,691)	(820,777)	(13,043,733)
Net decrease	(262,505)	($4,241,913)	(657,242)	($10,437,671)
Class C shares
Sold	7,668,246	$123,946,031	2,656,856	$42,448,897
Distributions reinvested	389,803	6,295,754	351,321	5,593,733
Repurchased	(2,461,115)	(39,792,491)	(4,941,509)	(78,536,001)
Net increase (decrease)	5,596,934	$90,449,294	(1,933,332)	($30,493,371)
Class I shares
Sold	36,713,562	$593,720,458	11,124,193	$177,539,637
Distributions reinvested	1,375,684	22,220,847	645,255	10,285,774
Repurchased	(7,262,983)	(117,301,758)	(10,089,977)	(160,700,623)
Net increase	30,826,263	$498,639,547	1,679,471	$27,124,788
Class R2 shares
Sold	2,295,718	$37,088,850	406,327	$6,474,215
Distributions reinvested	48,223	779,202	12,971	206,978
Repurchased	(342,641)	(5,541,369)	(127,569)	(2,029,219)
Net increase	2,001,300	$32,326,683	291,729	$4,651,974
Class R4 shares[1]
Sold	6,192	$100,000	—	—
Net increase	6,192	$100,000	—	—
Class R6 shares
Sold	3,289,778	$53,125,238	2,429,478	$38,642,406
Distributions reinvested	184,830	2,988,651	118,016	1,882,264
Repurchased	(304,508)	(4,922,559)	(95,569)	(1,530,758)
Net increase	3,170,100	$51,191,330	2,451,925	$38,993,912
Total net increase	62,875,412	$1,016,221,197	1,021,521	$17,661,786

1 The inception date for Class R4 shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R4, on May 31, 2015.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $1,523,404,036 and $626,371,507, respectively, for the year ended May 31, 2015. Purchases and sales of U.S. Treasury obligations aggregated $995,619,158 and $913,520,723, respectively, for the year ended May 31, 2015.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Sovereign Bond Fund and Shareholders of John Hancock Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bond Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $5,705,057 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235772	21A 5/15 7/15

ITEM 2.  CODE OF ETHICS.

As of the end of the year, May 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock Bond Fund	$ 52,423	$ 47,189

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended May 31, 2015 and 2014, respectively.

Fund	May 31, 2015	May 31, 2014
John Hancock Bond Fund	$ 5,220	$ 558

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock Bond Fund	$ 3,450	$ 2,941

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Fund	May 31, 2015	May 31, 2014
John Hancock Bond Fund	$5,116	$382

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)  According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Trust	May 31, 2015	May 31, 2014
John Hancock Sovereign Bond Fund	$6,620,316	$6,108,879

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.  A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Sovereign Bond Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    July 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:   July 17, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:    July 17, 2015